EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION OF DOCUMENT

EX-99B1a Articles of Incorporation of Twentieth Century Premium Reserves, Inc., dated January 7, 1993 (filed electronically as Exhibit 1a to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B1b          Articles Supplementary of Twentieth Century Premium Reserves,
                   Inc., dated April 24, 1995 (filed  electronically  as Exhibit
                   1b to  Post-Effective  Amendment No. 4 on Form N-1A, filed on
                   July 31, 1996 and incorporated herein by reference).

EX-99.B1c          Articles of Amendment of Twentieth  Century Premium Reserves,
                   Inc., dated December 2, 1996.

EX-99.B1d          Articles  Supplementary of American Century Premium Reserves,
                   Inc., dated December 2, 1996.

EX-99.B2 By-Laws of Twentieth Century Premium Reserves, Inc. (filed electronically as Exhibit 2 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996 and incorporated herein by reference).

EX-99.B4           Specimen copy of stock certificate-all series.

EX-99.B5 Management Agreement dated as of August 1, 1997, between American Century Premium Reserves, Inc. and American Century Investment Management, Inc.

EX-99.B6a          Distribution   Agreement   between  TCI   Portfolios,   Inc.,
                   Twentieth Century Capital Portfolios, Inc., Twentieth Century
                   Investors,  Inc.,  Twentieth Century Premium Reserves,  Inc.,
                   Twentieth   Century   Strategic  Asset   Allocations,   Inc.,
                   Twentieth Century World Investors, Inc. and Twentieth Century
                   Securities, Inc. dated September 3, 1996 (filed as an Exhibit to  Post-Effective  Amendment No. 21 on Form N-1A of American
                   Century  Variable  Portfolios,   Inc.,  Commission  File  No.
                   811-5188).

EX-99.B6b          Amendment No. 1 to Distribution  Agreement  between  American
                   Century Variable  Portfolios,  Inc., American Century Capital
                   Portfolios,   Inc.,  American  Century  Mutual  Funds,  Inc.,
                   American  Century Premium  Reserves,  Inc.,  American Century
                   Strategic Asset  Allocations,  Inc.,  American  Century World
                   Mutual Funds, Inc. and American Century Investment  Services,
                   Inc.  dated  June 13,  1997  (filed  as an  Exhibit  to Post-
                   Effective  Amendment No. 21 on Form N-1A of American  Century
                   Variable Portfolios, Inc., Commission File No. 811-5188).

EX-99.B8a          Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996.
                   (filed as an Exhibit to  Post-Effective  Amendment  No. 31 on
                   Form  N-1A  of  American  Century  Government  Income  Trust,
                   Commission File No. 2-99222).

EX-99.B8b          Master  Agreement  between  Commerce Bank, N.A. and Twentieth
                   Century  Services,  Inc.  dated January 22, 1997 (filed as an
                   Exhibit to Post-  Effective  Amendment No. 76 on Form N-1A of
                   American  Century  Mutual Funds,  Inc.,  Commission  File No.
                   2-14213).

EX-99.B9 Transfer Agency Agreement dated as of March 18, 1993, by and between Twentieth Century Premium Reserves, Inc. and Twentieth Century Services, Inc. (filed electronically as
                   Exhibit 9 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B10          Opinion and Consent of Counsel.

EX-99.B11          Consent of Ernst & Young LLP.

EX-99.B12          Annual Report of Twentieth Century Premium Reserves, Inc. for
                   the year ended March 31, 1997  (filed  electronically  on May
                   30, 1997).

EX-99.B14          Model  Retirement  Plans (filed as Exhibits 14a, 14b, 14c and
                   14d to  Pre-Effective  Amendment  No.  2 to the  Registration
                   Statement on Form N-1A of Twentieth  Century World Investors,
                   Inc., Commission File No. 33-39242, filed May 6, 1991).

EX-99.B16          Schedules  for   Computation   of   Advertising   Performance
                   Quotations.

EX-99.B17          Power of Attorney.

EX-27.5.1          Financial Data Schedule for Premium Government Reserve.

EX-27.5.2          Financial Data Schedule for Premium Capital Reserve.

EX-27.5.3          Financial Data Schedule for Premium Bond.